EXHIBIT 10.1

                  AMENDED AND RESTATED FIELD SERVICE AGREEMENT

                  This Amended and Restated Field Service Agreement dated and effective as of January 1, 2004 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Agreement"), is by and between SPAR Marketing Services, Inc., a Nevada corporation ("SMS"), and SPAR Marketing Force, Inc., a Nevada corporation (the "Company"). SMS and the Company may be referred to individually as a "Party" and collectively as the "Parties".

                                    Recitals

                  SMS and the Company are parties to a Service Agreement dated as of January 4, 1999 (as the same may have been supplemented, modified, amended, restated or replaced from time to time in the manner provided therein, the "Existing Service Agreement"), pursuant to which SMS has provided and currently provides certain field representative, scheduling and management services to the Company and (through the Company) SPAR Group, Inc., and its subsidiaries (together with the Company, each a "SPAR Company" and collectively the "SPAR Companies"), which scheduling and management services have been delegated to and performed by its affiliate, SPAR Management Services, Inc. ("SMSI"). SMSI will now enter into a direct agreement with the Company respecting such scheduling and management services. The Company and SMS have agreed to update the terms and conditions on which SMS will continue to provide, on a nonexclusive basis, the field representative services described below on behalf of the SPAR Companies with respect to in-store merchandising and related services at the stores and other locations of the customers of the SPAR
Companies as a SPAR Company may from time to time request (collectively, "Stores") within the continental United States and Canada and such other places as they may mutually agree (the "Territory"), all upon the terms and provisions and subject to the conditions hereinafter set forth.

                                    Agreement

                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereto hereby agree as follows:

                  Section 1. Term. This Agreement shall commence upon the date hereof, and shall continue through December 31, 2007, and shall be automatically renewed and continue for additional one year periods thereafter (the "Term"), unless and until (a) either Party gives the other written notice at least sixty days prior to December 31 of any year (commencing in 2007) of its desire to not renew this Agreement, or (b) this Agreement is sooner terminated pursuant to
Section 5 hereof.

                  Section 2. Merchandising and Related Services. During the Term, SMS shall stock, restock and replenish merchandise and perform other merchandising and related activities and services requested from time to time by the Company (the "Merchandising Services") in Stores within the Territory on behalf of the Company and the Company's affiliates as they may from time to time request for themselves or their customers, and (b) all related services (together with the Merchandising, the "Services"). Any merchandise needed for the Merchandising Services shall be delivered to the Stores (or at such other location as may be mutually agreed upon by the Parties with respect to any particular task) from time to time by or on behalf the Company or the applicable customers, all at no cost and expense to SMS. The Company and SMS shall in good faith establish and implement mutually acceptable procedures for the scheduling and coordination of the performance of the Services.

                  Section 3. Cost Plus Compensation. Except as otherwise provided in the second and third sentences of this Section 3, the Company shall compensate SMS for the performance of the Services for the SPAR Companies in an amount equal to (a) all costs and expenses reasonably incurred by SMS in performing the Services for the SPAR Companies pursuant hereto, including (without limitation) any and all independent contractor payments, wages and other employment costs of all personnel, travel and other reimbursable field and administrative out of pocket costs and expenses, purchases of equipment and supplies, depreciation and amortization, courier, postage and special mailing charges, rent, utilities, and other overhead (the "Services Costs"), plus (b) four percent of the sum of the items in clause (a), above (collectively with the Services Costs, the "Services Compensation"); provided, however, that the Services Costs shall include any payroll and employment taxes payable to field employees with respect to Services performed after the date hereof. The Company and SMS acknowledge and agree the stockholders of have entered into a Limited Indemnification Agreement dated as of July 8, 1999 (the "Indemnity Agreement") in connection with the consummation of the transactions contemplated by the Merger Agreement (as such term is defined in the Indemnity Agreement). Notwithstanding the provisions of

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this Section 3 or any other provision of this  Agreement,  the Company shall not be required to compensate SMS for or otherwise pay or reimburse (and Services Costs shall not include) any amount with respect to which the stockholders of SMS (i) would have been required to indemnify, defend and hold harmless any Merger Party (as such term is defined in the Indemnity Agreement) pursuant to the Indemnity Agreement were it executed and effective as of the date of this Agreement, or (ii) are required to indemnify, defend and hold harmless any Merger Party pursuant to the Indemnity Agreement after it is executed and becomes effective (collectively, "Indemnified Amounts").

                  Section 4. Payments. The Company shall pay to SMS by wire transfer a monthly retainer of $250,000 (as adjusted from time to time by the mutual agreement of the Parties) on or before the first of each month on account of the Services Compensation respecting the estimated administrative and overhead costs of performing the Services (i.e., the Services Compensation other than the field personnel costs). SMS shall invoice the Company weekly for all field personnel costs, and such invoices shall be paid by the Company by wire transfer to SMS within two business days after receipt thereof. SMS may from time to time, and at least once per quarter shall, reconcile the retainer and field personnel payments and invoice the Company for any shortfall, or credit the Company's future invoices for any excess, in the Services Compensation received by SMS during the calculation period. The Company shall have the right at its own cost and expense to audit such costs and expenses from time to time upon reasonable notice to SMS, provided that the audit shall be conducted in a manner that is not unreasonably disruptive of SMS's business.

                  Section 5. Early Termination. Notwithstanding any provision to the contrary contained herein, either Party shall have the right to terminate this Agreement: (a) at any time for any reason or no reason upon six (6) months prior written notice to the other Party; (b) upon ten (10) business days prior written notice to the other Party in the event such other Party material breaches this Agreement and fails to cure such breach within thirty (30) days after notice of such breach from the terminating Party; or (c) upon ten (10) business days prior written notice from the terminating Party to the other Party in the event of (i) any voluntary or involuntary filing or submission of any petition or other document for relief, bankruptcy, insolvency, receivership or other remedy by or with respect to such other Party, or (ii) the existence of any case, action, suit, or proceeding by or with respect to such other Party, whether voluntary or involuntary, under the United States Bankruptcy Code, as amended, or any other present or future federal, state, provincial or foreign applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation.

                  Section 6. Force Majeure. Notwithstanding any other term or provision of this Agreement, no Party shall be responsible for or be in breach of or default under this Agreement for any performance delay or failure that is the result of any and all acts of God and other acts, events, circumstances, impediments or occurrences beyond the control of the delayed person (each a "Force Majeure"), including (without limitation) any (i) accident or mishap not caused by the delayed person, (ii) assault, attack, battle, blockade, bombing, embargo, police action, siege or other act of defense, offense, terrorism or war (whether or not declared), in each case whether civilian, militia, military or otherwise and whether domestic or foreign, (iii) governmental regulation or decree or other act or failure to act of any governmental authority or other regulatory body, in each case whether civil, military or otherwise and whether domestic or foreign, (iv) earthquake, explosion, fire, flood, hurricane or other natural or man-made calamity or disaster, (v) epidemic, environmental contamination or other natural or man-made pestilence or toxic exposure (whether biological, chemical, radiological or otherwise), or any quarantine or other restriction arising therefrom, (vi) failure of, interruption in or impairment of any delivery, internet, mail, monetary, power, telecommunication, transmission, transportation or utility system or any other service, product or equipment provided or maintained by a third party, (vii) lockout, strike or similar labor interruptions, (viii) insurrection, riot or other civil disturbance, (ix) hacking or other unauthorized access, spamming, virus, trojan or other unauthorized program, or other computer or technological tampering or attack, or
(x) sabotage or other criminal or intentionally disruptive third party act, in each case together with any and all consequential disruptions, delays, effects or other acts, events, circumstances, impediments or occurrences and irrespective of how localized or widespread. Upon prompt notice to the other Party, the Party affected by any Force Majeure shall be excused from performance hereunder to the extent and for so long as its performance hereunder is prevented or restricted by a Force Majeure (and the other Party shall likewise be excused from performance of its obligations hereunder relating to such delayed or failed performance to the same extent and for the same duration); provided that the Party so affected shall use reasonable efforts (without increased cost) to avoid, mitigate or remove such Force Majeure and to minimize the consequences thereof, and both Parties shall resume performance hereunder with the utmost dispatch whenever such non-performance causes are removed.

                  Section 7. General Representations of the Parties. Each Party represents and warrants to the other Party that, as of the date hereof and as of the date of each extension, modification or

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amendment of this Agreement,  and covenants and agrees with the other Party that for so long as products and services are being provided by SMS to the Company or any of its affiliates under this Agreement: (a) such Party is and will continue to be a corporation or other entity duly organized, validly existing and in good standing under the laws of its state of organization and maintains its chief executive office at the address(es) set forth for it either on the signature page to this Agreement or in the introduction thereto, or as otherwise set forth in a written notice to the other Party; (b) such Party has and will maintain the legal capacity, power, authority and unrestricted right to execute and deliver this Agreement and to perform all of its obligations hereunder; (c) the execution and delivery by such Party of this Agreement and the performance by such Party of all of its obligations hereunder will not violate or be in conflict with any term or provision of (i) any applicable law, (ii) any judgment, order, writ, injunction, decree or consent of any court or other judicial authority applicable to such Party or any material part of such Party's assets and properties, (iii) any of the organizational or governing documents of such Party, or (iv) any material agreement, document or obligation to which it is a Party, and such Party will not adopt any such conflicting organizational or governing document or enter into any such conflicting agreement, document or obligation; (d) no consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other person is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by such Party of this Agreement or the legality, validity, binding effect or enforceability of any of the terms and provisions of this Agreement; (e) this Agreement is a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with their respective terms and provisions; (f) the Services will not be requested, provided or used for any illicit or illegal business or scheme;
(g) the financial information (if any) respecting the Customer furnished to SPAR is complete, accurate and fairly presents the financial condition of the Customer; (h) the information furnished or to be furnished by or on behalf of a Party to the other Party does not and will not contain a misstatement of a material fact or omit to state a material fact required to be stated therein in order to make it, in the light of the circumstances under which made, not misleading; and (i) each Party has independently and fully reviewed and evaluated this Agreement and all related documents, the contemplated obligations and transactions and the potential effects of such obligations and transactions on the assets, business, cash flow, expenses, income, liabilities, operations,
properties,   prospects,   reputation,   taxation  or  condition  (financial  or
otherwise) of such Party and its affiliates, which review and evaluation was made together with the officers, directors and other representatives of such Party, its legal counsel and (to the extent deemed prudent by such Party) other legal counsel and financial and other advisors to such Party, and such Party hereby absolutely, unconditionally, irrevocably, expressly and forever assumes any and all attendant risks and waives any and all rights, claims, defenses or objections with respect thereto.

                  Section 8. Independent Contractor, Non-exclusive Status, Etc. The Parties each acknowledge and agree that SMS's sole relationship with the Company is that of independent contractor, and that no term or provision of this Agreement or any related document is intended to create, nor shall any such term or provision be deemed or construed to have created, any joint venture, partnership, trust, agency or other fiduciary relationship between the Parties or any of their respective affiliates. No term or provision of this Agreement or any related document is intended, or shall be deemed or construed, to in any way
(a) limit the power, authority or discretion of SMS to conduct its business in such manner as it may choose, or (b) confer upon the Company any right, power or privilege to control, direct, approve or otherwise affect any manner chosen by SMS or any of its affiliates to conduct its business, irrespective of whether any of the Services may be involved in or affected by any such conduct. Without limiting the generality of the foregoing, SMS shall have full and exclusive power, authority and discretion at any time and from time to time (i) to hire, direct and discharge from time to time any and all officers, employees, agents, brokers and other representatives of SMS (including, without limitation, the stockholders), (ii) to engage such independent contractors, affiliates and other subcontractors as it may deem necessary or appropriate in the performance of the Services, (iii) to exercise or otherwise enforce any of its rights, powers, privileges, remedies or interests in whole or in part, (iv) to delay, refrain from or discontinue any such exercise or other enforcement, (v) to perform the same or similar services for others and pursue any and all other continuing, new or other business opportunities of any nature or description, which may include (without limitation,) one or more of the business activities engaged in by the Company or its affiliates or aspects thereof, whether independently or for or with other persons, and irrespective of location, and (vi) to allocate the time and attention and the other resources of SMS among the Services and its various other activities, provided that such allocation does not adversely affect the performance of SMS hereunder in any material respect, in each case without notice to the Company (except as otherwise expressly required hereunder), for any reason or no reason whatsoever and whether intentionally or otherwise. The Company shall not be required to use SMS exclusively for the provision of Services in any Stores or otherwise at any time and may purchase Services from any affiliate or other person without limitation or restriction of any kind.

                  Section 9. No Other Warranties, Waiver of Set-Off, Special Damages, Etc. Except as otherwise expressly provided in this Agreement, the Company (on behalf of itself and each other SPAR

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Company)  acknowledges  and  agrees  that:  (a) SMS makes no  representation  or warranty of any kind or nature whatsoever with respect to any product or service provided under this Agreement, whether express or implied (either in fact, by operation of law or otherwise), including (without limitation) no warranty as to
merchantability,   fitness  or  usefulness  for  a  particular  purpose,  title, interference, infringement or conformance to any specifications; (b) SMS shall not be liable or responsible for any claim, liability, loss or expense of any SPAR Company or any other person on account of or directly or indirectly arising from the use of any product or service furnished by or through SMS; all of which are hereby expressly disclaimed by SMS and all of which are hereby irrevocably, unconditionally, expressly and forever waived and released by the Company (on behalf of itself, each other SPAR Company and all those using or receiving such products and services through any SPAR Company); (c) none of the SPAR Companies will seek, recover or retain any, and the Company (on behalf of itself and each other SPAR Company) hereby irrevocably, unconditionally, expressly and forever waives any and all, special, exemplary, punitive, statutory and/or consequential damages (whether through action, suit, counterclaim or otherwise and whether in contract, tort, strict liability or otherwise) to the extent waiver is not limited under applicable law; and (d) the Company will not exercise or enforce, and the Company (on behalf of itself and each other SPAR Company) hereby irrevocably, unconditionally, expressly and forever waives, any right of setoff, recoupment, abatement or reduction that may now or hereafter be accorded to it (whether under this Agreement, applicable law or otherwise) against or in respect of any payment due (whether as scheduled or required, upon demand or as sought in any action, suit or proceeding) to or for the benefit of SMS or any SMS Affiliate under this Agreement or applicable law, except to the extent required as a compulsory counterclaim in any related ongoing proceeding, and the Company will pursue separate exercise and enforcement thereof.

Section 10. Indemnification. (a) The Company, its affiliates and their respective officers, employees, independent contractors, agents, brokers and other representatives (a "MF Indemnified Person") shall not incur any liability for any acts or omissions (and the other Party hereby absolutely, unconditionally, irrevocably and expressly waives and releases forever any and all related claims and actions against each MF Indemnified Person), and each shall be indemnified, reimbursed and held harmless by SMS upon demand, and defended at the expense of SMS with counsel selected by SMS (and reasonably acceptable to the Company), from and against, any and all claims, liabilities, expenses (including, without limitation, the disbursements, expenses and reasonable fees of their respective attorneys) and other losses that may be imposed upon, incurred by or asserted against any MF Indemnified Person resulting from, arising out of or directly or indirectly related to (i) any Service or other activity performed by SMS or any of its representatives or (ii) any misrepresentation, omission, breach, default or wrongdoing by SMS or any of its representatives; in each case (A) other than to the extent occasioned by the acts or omissions of any MF Indemnified Person materially breaching this Agreement or any duty owed to the other Party hereunder and amounting to gross negligence, willful misconduct or material breach of this Agreement as finally determined pursuant to applicable law by a governmental authority having jurisdiction, and (B) subject to the limitations, waivers and other terms and provisions of Sections 9 and 12 hereof (which are intended to limit this subsection).

                  (b) SMS, its affiliates and their respective officers, employees, independent contractors, agents, brokers and other representatives (a "SMS Indemnified Person") shall not incur any liability for any acts or omissions (and the other Party hereby absolutely, unconditionally, irrevocably and expressly waives and releases forever any and all related claims and actions against each SMS Indemnified Person), and each shall be indemnified, reimbursed and held harmless by the Company upon demand, and defended at the expense of the Company with counsel selected by the Company (and reasonably acceptable to SMS), from and against, any and all claims, liabilities, expenses (including, without limitation, the disbursements, expenses and reasonable fees of their respective attorneys) and other losses that may be imposed upon, incurred by or asserted against any SMS Indemnified Person resulting from, arising out of or directly or indirectly related to (i) any Service or other activity performed substantially in accordance with the directions of the Company or any of its representatives,
(ii) any product defect in or other condition of any merchandise or equipment provided the Company, its affiliate, its customer, any Store or any of their respective representatives or (iii) any misrepresentation, omission, breach, default or wrongdoing by the Company or any of its representatives, but excluding any Indemnified Amounts; in each case (A) other than to the extent occasioned by the acts or omissions of any SMS Indemnified Person materially breaching this Agreement or any duty owed to the other Party hereunder and amounting to gross negligence, willful misconduct or material breach of this Agreement as finally determined pursuant to applicable law by a governmental authority having jurisdiction, and (B) subject to the limitations, waivers and other terms and provisions of Sections 9 and 12 hereof (which are intended to limit this subsection).

                  (c) The preceding general exculpations and indemnifications are not intended (and shall not be deemed or construed) to in any way qualify, condition, diminish, restrict, limit or otherwise affect any

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(and is in addition to each) other  release,  waiver,  consent,  acknowledgment, agreement or other term or provision of this Agreement or any related document.

                  Section 11. Notice. Any notice, request, demand or other communication permitted or required to be given to a Party under this Agreement shall be in writing and shall be sent to the addressee at the address set forth above (or at such other address as shall be designated by notice to the other Party and Persons receiving copies), effective upon actual receipt (or refusal to accept delivery) by the addressee on any business day or the first business day following receipt after the close of normal business hours or on any non-business day, by (a) FedEx (or other equivalent national or international overnight courier) or United States Express Mail, (b) certified, registered, priority or express United States mail, return receipt requested, (c) telecopy or (d) messenger, by hand or any other means of actual delivery.

                  Section 12. Use of Electronic Systems, Responsibilities and Waiver of Liability. The Parties desire to send and receive applications, calls, data, emails, invoices, orders and other documents and information ("eData") among themselves and their respective representatives by any one or more of the following means (each an "eSystem"): (a) email or other internet communication;
(b) any internet site, whether maintained by or on behalf of a Party or otherwise (each a "Web Site"); (c) telecopy; (d) cellular or other wireless communication; or (e) other electronic communication; in each case whether or not open, guarded, scrambled or encrypted. Each Party hereby authorizes and directs the other Party to send and receive eData through any eSystem and to act upon any request or other content of any eData received or obtained through any eSystem by the receiving Party, any of its affiliates or any of their respective representatives purporting to be from or on behalf of the sending Party or its representatives, and the sending Party acknowledges and agrees that the receiving Party or person may in good faith rely upon as accurate, authentic and duly authorized. Each Party acknowledges and agrees that the other Party, its affiliates and their respective representatives shall not under any circumstance be or become responsible or liable in any way for, and each Party hereby irrevocably, unconditionally, expressly and forever waives and releases any and all related claims and actions against each of the other Party, its affiliates and their respective representatives respecting, any claim, cost, expense, loss, or liability whatsoever directly or indirectly arising from: (A) any transmission, receipt or use of or reliance upon any eData or use of any eSystem; (B) any unauthorized Person's use of or access to any eData, any Web Site or any other eSystem; (C) any access, misuse or appropriation a Party's eData or any failed, forged, altered, deciphered, intercepted, incomplete or inaccurate transmission of any eData; (D) any eSystems, anti-virus firewalls and security measures, their use or operation or their compatibility with any Web Site or other eSystem of the other Party or any of its affiliates; (E) any virus, macro or similar program or script; (F) the viability, integrity, robustness, fitness or adequacy of any encryption, firewall or other security measures used by a Party or any of its affiliates; (G) any eData of a Party sent or received through or stored on the Web Site or other eSystem of the other Party or any of its affiliates or the security or retention thereof; (H) any failure to act on any request or other eData (1) not actually received by the appropriate the representative, (2) that appears to be unauthorized, incomplete or inaccurate in any respect; or (3) pending receipt from the sender of any resubmission, clarification, confirmation or verification of any eData requested by a Party; or (I) without limiting any applicable force majeure, (1) any error, poor transmission or other casualty to, loss of or delay or failure in sending or receiving any eData, or (2) any failure of any ISP or other eSystem provider.

                  Section 13. No Waiver by Action, Etc. Any waiver or consent from either Party respecting any provision of this Agreement or any related document shall be effective only in the specific instance for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of any Party at any time to require performance of, or to exercise or enforce its rights or remedies with respect to, any provision of this Agreement shall not affect such Party's right at a later time to exercise or enforce any such provision. No notice to or demand on any Party shall entitle such Party to any other notice or demand in similar or other circumstances. Any acceptance by or on behalf of a Party of (A) any partial or late payment, reimbursement or performance shall not constitute a satisfaction or waiver of the obligation then due or the resulting default, or
(B) any payment, reimbursement or performance of any obligation during the continuance of any default shall not constitute a waiver or cure thereof, and the Party or its designee may accept or reject any such payment, reimbursement or performance without affecting any obligation or any of the Party's rights, powers, privileges, remedies and other interests under this Agreement, any related document or applicable law. All rights, powers, privileges, remedies and other interests of each Party hereunder are cumulative and not alternatives, and they are in addition to (and shall not limit) any other right, power, privilege, remedy or other interest of such Party under this Agreement, any related document or applicable law.

                  Section 14. Successors and Assigns; Assignment; Intended Beneficiaries. This Agreement and each related document shall be binding upon and inure to the benefit of the successors, permitted assigns and legal representatives of each Party (including, without limitation, any assignee of

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

substantially all of the business or assets of any Party or any successor by merger). Neither Party may assign any of its rights or obligations under this Agreement or any related document to any other person without the consent of the other Party; provided, however, that (i) either Party may assign its rights and obligations hereunder in whole or in part to any of its affiliates (without, however, relieving the assignor of any of its obligations hereunder) by giving the other Party a copy of such assignment, (ii) SMS acknowledges and agrees that the Company may request (for its account hereunder) that SMS provide services for affiliates of the Company without the need to formally assign any rights or obligations of the Company to such affiliates to the extent the Company remains liable for any and all payments hereunder with respect thereto, and (iii) nothing in this Section is intended, or shall be deemed or construed, to in any way limit the use of independent contractors as field representatives or managers by SMS. Without limiting the generality of the foregoing, SMS acknowledges and agrees that the Company may pledge this Agreement and all accounts, payment intangibles, general intangibles and other rights and interest arising hereunder to one or more lender(s), such lender(s) shall be entitled upon default to enforce any and all of the rights, powers, privileges, remedies and interests of the Company as so assigned in accordance with this Agreement, the applicable loan documents and applicable law, and such lender(s) shall not be responsible or liable for any of the acts, omissions, duties, liabilities or obligations of the Company or any of its affiliates under this Agreement or otherwise. Except as otherwise provided in this Agreement, the representations, agreements and other provisions of this Agreement are for the exclusive benefit of the Parties hereto, and no other person (including, without limitation, any creditor of a Party) shall have any right or claim against any Party by reason of any of those provisions or be entitled to enforce any of those provisions against any Party.

                  Section 15. Counterparts, Governing Law, Amendments, Etc. This Agreement shall be effective on the date as of which this Agreement shall be executed and delivered by the Parties hereto. This Agreement or any related document may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the Parties hereto and may be sent by fax, but all of which, when taken together, shall constitute a single agreement binding upon all of the Parties hereto. This Agreement and all related documents shall be governed by and construed in accordance with the applicable laws pertaining, in the State of New York (other than those conflict of law rules that would defer to the substantive laws of another jurisdiction). The headings contained in this Agreement or any related document are for reference purposes only and shall not affect the meaning or interpretation of this Agreement or any related document. Each and every supplement or modification to or amendment or restatement of this Agreement or any related document shall be in writing and signed by all of the Parties hereto, and each and every waiver of, or consent to any departure from, any term or provision of this Agreement or any related document shall be in writing and signed by each affected Party hereto.

                  Section 16. Waiver of Jury Trial; All Waivers Intentional, Etc. In any action, suit or proceeding in any jurisdiction brought against SMS by the Company, or vice versa, each Party hereby absolutely, unconditionally, irrevocably and expressly waives forever trial by jury. This waiver of jury trial by each Party, and each other waiver, release, relinquishment or similar surrender of rights (however expressed) made by a Party in this Agreement, has been absolutely, unconditionally, irrevocably, knowingly and intentionally made by such Party.

                  Section 17. Entire Agreement. No Party or any of its representatives has made, accepted or acknowledged any representation, warranty, promise, assurance, agreement, obligation or understanding (oral or otherwise) to, with or for the benefit of the other Party or any of its representatives other than as expressly set forth in this Agreement. This Agreement contains the entire agreement of the Parties, amends, restates and completely replaces the Existing Service Agreement, and supersedes and completely replaces all prior and other communications, discussions and other representations, warranties, promises, assurances, agreements and understandings (oral, implied or otherwise) between the Parties, with respect to the matters contained in this Agreement.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement effective as of the day and year first written above.


SPAR Marketing Services, Inc.,                    SPAR Marketing Force, Inc.,
         a Nevada corporation                          a Nevada corporation

By:                                               By:







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